UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-21237

                  Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.
Indianapolis, IN                                  46208
(Address of principal executive offices)    (Zip code)

Christopher E. Kashmerick
Unified Fund Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:       317-917-7000

Date of fiscal year end:                                              08/31

Date of reporting period:                                           02/28/2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Archer Balanced Fund

Semi-Annual Report

February 28, 2010

Fund Advisor:

Archer Investment Corporation, Inc.
9000 Keystone Crossing, Suite 630
Indianapolis, IN  46240

Toll Free (800) 238-7701

To Our Shareholders:

The Archer Balanced Fund had a total return of 8.16% for the six months ended February 28, 2010 and -0.01% since inception (September 27, 2005) compared to a total return of 7.92% and 2.93% for the Dow Jones U.S. Moderate Relative Risk Index, respectively.  As of February 28, 2010, the Fund’s net assets of approximately $13.2 million consisted of 75.7% equity investments, 23.9% fixed-income securities and 0% cash equivalents.

Performance Review

The Fund’s six month performance exceeded the blended benchmark index of the Dow Jones U.S. Moderate Relative Risk Index.  The last six months the stock market has continued to move higher and we enjoyed some of those increases as well in the majority of our stock positions.   In the last discussion and analysis, we predicted the S&P 500 would be near the 1100 mark and we just barely missed that number to the low side.  We have seen earnings in equities continue to beat on the whole their previous year quarter over quarter estimates nearly 70% of the time.  We need this to continue to keep moving this market higher as the March Quarter earnings releases come out.  The comparisons over the prior year should still be easy to beat, but the estimates are starting to rise and may get a little tougher to beat each quarter.  Only if the economy really starts showing signs of life do we estimate that earnings will continue to beat estimates into the latter half of this year.  We anticipate the S&P 500 to be between 1250 and 1300 by year end.

The fixed income side of the portfolio has performed as expected with nothing too noteworthy as a standout, but just keeps plodding along.  We continue to believe slow and steady will win the race here by maintaining a shorter term position over the next few years.

Equity Portfolio

As discussed earlier, we are optimistic about equities in our portfolio.  Even though the utilities have underperformed so far in calendar 2010, we like the prospects of their ability to generate cash flow and pay dividends and will continue to see these positions as good plays in the portfolio.

•
We initiated a small position in Government Properties as a REIT.  Their main tenant is the US Government and we like the prospects of having them as their majority tenant in terms of getting paid and occupancy.  We will continue to monitor this position and may add to it if we feel the valuation warrants such action.

•
As we discussed in the prior annual analysis, we are still biased towards equities with good balance sheets and strong cash flow potential.  This is pushing us to be overweight (relative to the category according to Morningstar) in Large pharmaceuticals, utilities, and even industrial materials.  Further, it keeps us a bit light compared to our Morningstar category in the financial services sector.  We still believe there could be problems on the horizon with some of those companies and do not want to take a bet on them at this point.

•
The equities have continued to perform well and increased in value since the market hit its bottom in March of 2009.  As of the end of February it appears the market is being more properly valued to historical norms of its price to earnings ratio, but there are still categories which are undervalued, like pharmaceuticals and utilities.

We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining significant positions in Health Care, Utilities, and Energy.

Fixed-Income Portfolio

As stated earlier, we continue to like the prospects of our holdings. We are continually reviewing our fixed income holdings for ability to repay the debt.  This includes monitoring ratings, company performance, and the overall economic climate.  We are still holding our short position on US Treasuries.  At some point in the near future we would like to see this strategy gain some momentum.  If it does not, we may consider another way to generate income from the rising interest rate environment we believe is coming.

Current Strategy

We will continue to monitor the performance of each security in the portfolio on a case by case basis putting valuations on the securities and adjusting the portfolio likewise.  There will be times when we discontinue holding a specific security if we feel the valuation is beyond a reasonable valuation of the company.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation plays back to a “buying” level, then you may see a re-entry into stocks we have once sold.

The market as of this writing has seen one of the longest stretches without falling by more than 1%.  This leads me to believe a short-term correction may be in the cards, but we are still focused on the long-term potential of any stock of fixed income security we may purchase.  All shareholders are encouraged to invest over a long-term horizon.

We will continue to monitor the fixed income side of the portfolio for prospects of inflation, declines in interest rates, and overall yield.

We will continue to monitor our turnover of positions in an attempt to limit the tax effects of the sales of securities as well.  However, the tax ramifications are secondary to the valuation of the security in our opinion.

We continue to purchase securities with a long-term time horizon of three to five years and maintain this policy when purchasing any new securities for the equity side of the portfolio.  We may continue to purchase one year notes and short-term equivalents if we feel it is the most appropriate place to invest given the current investment climate.

Thank you for your support during turbulent times in the stock market as a shareholder of the Archer Balanced Fund.  Our investment strategy is long-term and I am confident in the portfolio, our strategy, and the final outcome.  We look forward to moving forward with our strategy, the management of money and being a consummate advocate for our shareholders.  We welcome any comments or questions at any time.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-238-7701.

 *     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Dow Jones U.S. Moderate Relative Risk Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones U.S. Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index's equity allocation is weighted equally among six Dow Jones stock indexes (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index's fixed income allocation is equally weighted among three Barclays bond indexes: Government Bond, Corporate Bond and Mortgage Bond. The Index's cash allocation is represented by the Barclays U.S. Treasury Bills: 1-3 Months Index. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Archer Balanced Fund and the Dow Jones U.S. Moderate Relative Risk Index

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
Value
Inception date 09/27/05
Archer Balanced Fund $9,995
Dow Jones U.S. Moderate Relative Risk Index $11,361
August-05
February-06
August-06
February-07
August-07
February-08
August-08
February-09
August-09
Date

The chart above assumes an initial investment of $10,000 made on September 27, 2005 (commencement of Fund operations) and held through February 28, 2010. The Dow Jones U.S. Moderate Relative Risk Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-238-7701. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

      1As a percentage of net assets.
    2Equity securities with market capitalizations above $10 billion.
    3Equity securities with market capitalizations below $10 billion.

Availability of Portfolio Schedule - (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses - (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 through February 28, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Archer Balanced Fund	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During the Period September 1, 2009 – February 28, 2010*
Actual	$1,000.00	$1,081.61	$6.19
Hypothetical**	$1,000.00	$1,018.84	$6.01
*Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Archer Balanced Fund
Schedule of Investments
February 28, 2010
(Unaudited)

Common Stocks - 64.82%	Shares	Value

Agriculture Chemicals - 1.23%
Mosaic, Co. / The	1,000	$58,390
Syngenta AG (b)	2,000	103,820
		162,210

Aircraft - 1.44%
Boeing, Co./The	3,000	189,480

Computer & Office Equipment - 2.44%
Cisco Systems, Inc. (a)	8,000	194,640
International Business Machines Corp.	1,000	127,160
		321,800

Crude Petroleum & Natural Gas - 0.81%
Chesapeake Energy Corp.	4,000	106,280

Drilling Oil & Gas Wells - 4.32%
Noble Corp.	13,500	570,510

Electric Services - 3.21%
FPL Group, Inc.	5,000	231,850
Progress Energy, Inc.	5,000	191,450
		423,300

Electric & Other Services Combined - 4.87%
DPL, Inc.	6,300	167,202
Public Service Enterprise Group, Inc.	16,000	475,520
		642,722

Finance Services - 2.50%
Life Partners Holdings, Inc.	16,000	329,280

Guided Missiles & Space Vehicles & Parts - 4.13%
Lockheed Martin Corp.	7,000	544,320

Heavy Construction other than Building Construction - Contractors - 2.27%
Fluor Corp.	7,000	299,600

Jewelry - Precious Metal - 1.12%
Fuqi International, Inc. (a) (c)	8,000	147,600

Oil & Gas Filed Machinery & Equipment - 1.65%
National-Oilwell Varco, Inc.	5,000	217,350

Petroleum Refining - 1.21%
BP plc (b)	3,000	159,630

Pharmaceutical Preparations - 9.87%
Abbott Laboratories	2,000	108,560
Bristol-Myers Squibb Co.	16,125	395,224
Cubist Pharmaceuticals, Inc. (a)	20,000	420,800
Johnson & Johnson	6,000	378,000
		1,302,584
Retail - Drug Stores and Proprietary Stores - 0.51%
CVS Caremark Corp.	2,000	67,500

Retail - Radio, TV & Consumer Electronics - 1.11%
Best Buy Co., Inc.	4,000	146,000
*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Schedule of Investments - continued		.
February 28, 2010
(Unaudited)

Common Stocks - 64.82% - continued	Shares	Value

Savings Institutions - Not Federally Chartered - 3.07%
Hudson City Bancorp, Inc.	30,000	$405,600

Secondary Smelting & Refining of Nonferrous Metals - 1.07%
Titanium Metals Corp. (a)	12,000	141,480

Services - Computer Programming Services - 1.82%
Synaptics, Inc. (a)	9,000	240,300

Services - Prepackaged Software - 3.26%
Intuit, Inc. (a)	6,000	194,160
Microsoft Corp.	8,250	236,445
		430,605

Ship & Boat Building & Repairing - 2.20%
General Dynamics Corp.	4,000	290,200

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.72%
Procter & Gamble Co. / The	1,500	94,920

State Commerical Banks - 2.81%
Bank of New York Mellon Corp.	13,000	370,760

Surgical & Medical Instruments & Apparatus - 2.16%
Baxter International, Inc.	5,000	284,650

Telephone Communications - 1.50%
China Mobile Ltd. (b)	4,000	197,720

Telephone & Telegraph Apparatus - 2.62%
Tellabs, Inc.	50,000	345,500

Water Supply- 0.90%
Aqua America, Inc.	7,000	119,840

TOTAL COMMON STOCKS (Cost $8,074,530)		8,551,741

Real Estate Investment Trusts - 1.96%

Government Properties Income Trust	11,000	259,050

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $257,962)		259,050

Exchange-Traded Funds - 5.80%

iShares MSCI Australia Index Fund	5,000	110,700
iShares MSCI Brazil Index Fund	2,000	136,740
ProShares UltraShort 20+ Year Treasury (a)	11,000	517,550

TOTAL EXCHANGE-TRADED FUNDS (Cost $652,700)		764,990

Preferred Securities - 0.91%

Credit Suisse Guernsey BRH, 7.90% callable on 03/28/2013	2,000	52,620
Wells Fargo Capital Trust VII, 5.85% callable on 05/1/2033	3,000	67,170

TOTAL PREFERRED SECURITIES (Cost $100,516)		119,790
*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Schedule of Investments - continued
February 28, 2010
(Unaudited)

Bonus Certificate - 2.25%

CommerzBank AG, 0.00%, Due 01/19/2016, linked to S&P 500 Index (a)	300	$297,990

TOTAL BONUS CERTIFICATE (Cost $277,578)		297,990

	Principal
Corporate Bonds - 15.36%	Amount	Value

Allied Waste North America, 5.75%, 02/15/2011	$75,000	$77,863
Appalachian Power Co., 4.95%, 02/01/2015	50,000	53,318
AT&T Inc., 6.70%, 11/15/2013	150,000	171,007
Bank of Oklahoma, 5.75%, 05/15/2017 (d)	75,000	70,562
Best Buy Co., Inc., 6.75%, 07/15/2013	70,000	78,468
Caterpillar Financial SE, 4.50%, 02/15/2011	100,000	102,348
CRH America, Inc., 5.30%, 10/15/2013	100,000	106,668
Dell, Inc., 4.70%, 04/15/2013	75,000	80,873
Dow Chemical Co., 6.00%, 10/01/2012	50,000	54,579
Fortune Brands, Inc., 6.38%, 06/15/2014	75,000	81,742
Gatx Financial Corp., 5.50%, 02/15/2012	50,000	52,513
General Electric Capital Corp., 5.00%, 03/15/2019 (d)	75,000	75,866
Goldman Sachs Group, 4.00%, 03/15/2019 (d)	100,000	99,673
Hewlett-Packard, Co., 4.75%, 06/02/2014	75,000	81,394
Home Depot, Inc., 5.20%, 03/01/2011	100,000	103,963
Home Depot, Inc., 5.25%, 12/16/2013	75,000	81,467
JPMorgan Chase Bank, 6.63%, 03/15/2012	50,000	54,646
Simon Property Group, LP, 4.88%, 03/18/2010	75,000	75,104
United Health Group, Inc., 5.13%, 11/15/2010	100,000	103,006
Verizon New York, Inc., 7.00%, 06/15/2013	45,000	50,517
Walmart Stores, Inc., 4.25%, 04/15/2013	60,000	64,474
Wells Fargo and Co., 5.25%, 10/23/2012	50,000	53,939
Whirlpool Corp., 8.60%, 05/01/2010	150,000	151,640
WM Wrigley Jr. Co., 4.65%, 07/15/2015	100,000	100,250

TOTAL CORPORATE BONDS (Cost $1,941,039)		2,025,880

Municipal Bond - 0.77%

Napa California Solid Waste, 5.06%, 08/01/2013	100,000	100,213

TOTAL MUNICIPAL BOND (Cost $101,489)		100,213

Structured Notes - 7.76%
HSBC Bank USA N.A., 0.00%, Due 07/17/2013, linked to S&P 500 Index (a)	499,000	499,499
JPMorgan Chase Bank N.A, 0.00%, Due 11/25/2011, linked to Russell 2000 Index (a)	100,000	104,770
JPMorgan Chase Bank N.A, 0.00%, Due 01/31/2012, linked to NASDAQ 100 Index &
Japan Nikkei 225 Index (a)	100,000	106,140
SunTrust Bank, 0.00%, Due 03/27/2014, linked to S&P 500 Index, Euro Stoxx 50 Index &
Japan Nikkei 225 Index (a)	100,000	110,570
SunTrust Bank, 0.00%, Due 09/22/2014, linked to Dow Jones Industrial Average Index	200,000	203,380

TOTAL STRUCTURED NOTES (Cost $989,649)		1,024,359

TOTAL INVESTMENTS (Cost $12,395,463) - 99.63%		$13,144,013

Other assets less liabilities - 0.37%		49,015

TOTAL NET ASSETS - 100.00%		$13,193,028

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Portion of the security is pledged as collateral for call options written.
(d) Variable rate security; the coupon rate shown represents the rate at February 28, 2010.
*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Schedule of Call Options Written
February 28, 2010
(Unaudited)
	Shares Subject
Call Options Written / Expiration Date @ Exercise Price	to Call	Value

Fuqi International, Inc. / March 2010 @ $20.00	8,000	$2,800

Total (Premiums received $2,680)	8,000	$2,800
*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statement of Assets and Liabilities
February 28, 2010
(Unaudited)

Assets
Investments in securities:
At cost	$12,395,463
At fair value	$13,144,013

Receivable for investments sold	366,750
Receivable due from Advisor (a)	2,280
Interest receivable	29,852
Dividend receivable	26,787
Prepaid expenses	10,007
Total assets	13,579,689

Liabilities
Payable for investments purchased	287,700
Bank overdraft	76,129
Other accrued expenses	11,277
Payable to transfer agent, fund accountant and fund administrator	7,165
Call options written, at value (premiums received $2,680)	2,800
Payable to trustees and officers	1,080
Payable to custodian	510
Total liabilities	386,661

Net Assets	$13,193,028

Net Assets consist of:
Paid in capital	$15,013,462
Accumulated undistributed net investment income	(15,864)
Accumulated net realized gain (loss) from investment transactions and call options written	(2,553,000)
Net unrealized appreciation (depreciation) on:
Investment securities	748,550
Call options written	(120)

Net Assets	$13,193,028

Shares outstanding (unlimited number of shares authorized)	1,545,675

Net asset value and offering price per share	$8.54

Redemption price per share ($8.54 * .995) (b)	$8.50

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.
*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statement of Operations
For the six months ended February 28, 2010
(Unaudited)

Investment Income
Dividend income	$110,464
Interest income	40,334
Total Investment Income	150,798

Expenses
Investment Advisor fee (a)	44,238
Transfer agent expense	19,193
Legal expense	15,839
Administration expense	15,325
Registration expense	10,246
Fund accounting expense	9,143
Auditing expense	7,375
Trustee expense	4,527
CCO expense	3,963
Pricing expense	3,795
Custodian expense	3,582
Insurance expense	588
Miscellaneous expense	495
Total Expenses	138,309
Less: Fees waived and expenses reimbursed by Advisor (a)	(67,528)
Net expenses	70,781
Net Investment Income	80,017

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	273,411
Call options written	8,725
Change in unrealized appreciation (depreciation) on:
Investment securities	503,036
Call options written	(6,345)
Net realized and unrealized gain (loss) on investment securities and call options written	778,827
Net increase (decrease) in net assets resulting from operations	$858,844

(a) See Note 5 in the Notes to the Financial Statements.
*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statements of Changes In Net Assets
	For the Six
	Months Ended
	February 28, 2010	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	August 31, 2009
Operations:
Net investment income	$80,017	$193,639
Capital gain dividends from real estate investment companies	-	1,171
Net realized gain (loss) on investment securities and call
options written	282,136	(2,201,630)
Change in unrealized appreciation (depreciation) on
investment securities and call options written	496,691	713,095
Net increase (decrease) in net assets resulting from operations	858,844	(1,293,725)

Distributions to Shareholders:
From net investment income	(289,490)	(299,096)
Change in net assets from distributions	(289,490)	(299,096)

Capital Share Transactions:
Proceeds from Fund shares sold	2,350,124	2,772,998
Reinvestment of distributions	273,532	292,991
Amount paid for Fund shares redeemed	(490,176)	(891,874)
Redemption fees (a)	2	52
Net increase (decrease) in net assets resulting
from capital share transactions	2,133,482	2,174,167

Total Increase (Decrease) in Net Assets	2,702,836	581,346

Net Assets
Beginning of period	10,490,192	9,908,846

End of period	$13,193,028	$10,490,192

Accumulated undistributed net investment income
included in net assets at end of period	$-	$193,608

Capital Share Transactions
Shares sold	274,919	354,585
Shares issued in reinvestment of distributions	31,843	39,700
Shares redeemed	(58,184)	(120,884)

Net increase (decrease) from capital share transactions	248,578	273,401

(a) The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.
*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Financial Highlights
(For a share outstanding during each period)	For the Six
	Months Ended
	February 28, 2010		Year Ended		Year Ended	Year Ended		Period Ended
	(Unaudited)		August 31, 2009		August 31, 2008	August 31, 2007		August 31, 2006	(a)

Selected Per Share Data:

Net asset value, beginning of period	$8.09		$9.68		$11.31	$10.75		$10.00

Income (loss) from Investment Operations:
Net investment income	0.06	(b)	0.17	(b)	0.33	0.29		0.29
Net realized and unrealized gain (loss)	0.59		(1.48)		(1.46)	0.79		0.53
Total from investment operations	0.65		(1.31)		(1.13)	1.08		0.82

Less Distributions to Shareholders:
From net investment income	(0.20)		(0.28)		(0.25)	(0.29)		(0.07)
From net capital gain	-		-		(0.25)	(0.23)		-
Total distributions	(0.20)		(0.28)		(0.50)	(0.52)		(0.07)

Paid in capital from redemption fees	-	(c)	-	(c)	-	-	(c)	-	(c)

Net asset value, end of period	$8.54		$8.09		$9.68	$11.31		$10.75

Total Return (d)	8.16%	(e)	-13.28%		-10.46%	10.09%		8.24%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$13,193		$10,490		$9,909	$10,749		$8,112
Ratio of expenses to average net assets	1.20%	(f)	1.20%		1.20%	1.20%		1.20%	(f)
Ratio of expenses to average net assets
before reimbursement	2.35%	(f)	2.93%		2.30%	2.21%		3.00%	(f)
Ratio of net investment income to
average net assets	1.36%	(f)	2.29%		3.20%	2.86%		3.27%	(f)
Ratio of net investment income to
average net assets before reimbursement	0.21%	(f)	0.57%		2.10%	1.85%		1.47%	(f)
Portfolio turnover rate	31.20%		79.42%		115.68%	66.98%		82.91%

(a) For the period September 27, 2005 (the date the Fund commenced operations) through August 31, 2006.
(b) Per share net investment income has been calculated using the average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

Archer Balanced Fund
Notes to the Financial Statements
February 28, 2010
(Unaudited)

NOTE 1. ORGANIZATION

Archer Balanced Fund (the “Fund”) was organized as a diversified series of Unified Series Trust, an Ohio business trust (the “Trust”).  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is one of a series of funds currently authorized by the Trustees.  The investment objective of the Fund is total return.  Total return is comprised of both income and capital appreciation. The investment advisor to the Fund is Archer Investment Corporation, Inc. (the “Advisor”). The Fund commenced operations on September 27, 2005.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended February 28, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2005.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the six months ended February 28, 2010, there were no such reclassifications which were material.

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through April 29, 2010, the date the financial statements were issued.  See Note 11 for information regarding the Fund’s reorganization.

Archer Balanced Fund
Notes to the Financial Statements - continued
February 28, 2010
(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Options Written - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an  inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, American Depositary Receipts, estate investment trusts, exchanged-traded funds, real preferred securities and bonus certificates, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Archer Balanced Fund
Notes to the Financial Statements - continued
February 28, 2010
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, municipal bonds and structured notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor used inputs such as pricing of similar securities and market movements of the underlying common stock to fair value reverse convertible bonds.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Archer Balanced Fund
Notes to the Financial Statements - continued
February 28, 2010
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used at February 28, 2010 in valuing the Fund’s investments:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$8,090,571	$-	$-	$8,090,571

American Depositary Receipts*	461,170	-	-	461,170

Real Estate Investment Trusts	259,050	-	-	259,050

Exchange-Traded Funds	764,990	-	-	764,990

Preferred Securities	119,790	-	-	119,790

Bonus Certificate	-	297,990	-	297,990

Corporate Bonds	-	2,025,880	-	2,025,880

Municipal Bonds	-	100,213	-	100,213

Structured Notes	-	1,024,359	-	1,024,359

Total	$9,695,571	$3,448,442	$-	$13,144,013

		Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Call Options Written	$-	$2,800	$-	$2,800
Total	$-	$2,800	$-	$2,800

*Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may sell covered call options as part of its investment program to obtain market exposure or to manage risk or hedge against adverse market conditions.  The option is “covered” because the Fund owns the stock at the time it sells the option.  When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (exercise price) during the life of the option.  If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price.  As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund.

The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums.  However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

Archer Balanced Fund
Notes to the Financial Statements - continued
February 28, 2010
(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS - continued

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.  During the six months ended February 28, 2010, the Fund invested in written call options. The details about the Fund’s equity contract derivatives can be found on the Statement of Assets and Liabilities under Liabilities - Call options written, at value. At February 28, 2010, the Call options written, at value is $2,800. The details about the Fund’s equity contract derivatives can be found on the Statement of Operations under Realized and Unrealized Gain (Loss).  For the six months ended February 28, 2010, the realized gain on call options written is $8,725 and the change in unrealized appreciation (depreciation) on call options written is $(120).

At February 28, 2010, portfolio securities valued at $147,600 were held by the custodian as collateral for call options written by the Fund. For the six months ended February 28, 2010, transactions in options written were as follows (100 shares of common stock underly each option contract):

	Number of	Premiums
	Contracts	Received
Beginning Balance at August 31, 2009	150	$8,725
Options written	80	2,680
Options terminated in closing purchase transactions
Options expired	(150)	(8,725)
Options exercised
Options outstanding at February 28, 2010	80	$2,680

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average net assets.  For the six months ended February 28, 2010, the Advisor earned fees of $44,238 from the Fund before the waiver and reimbursement described below.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2010 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.20% of the Fund’s average daily net assets. For the six months ended February 28, 2010, the Advisor waived fees and/or reimbursed expenses of $67,528.  Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation. Fees waived during the six months ended February 28, 2010 totaling $67,528 may be subject to potential recoupment by the Advisor through August 31, 2013.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at August 31, 2009 were as follows:

Archer Balanced Fund
Notes to the Financial Statements - continued
February 28, 2010
(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended February 28, 2010, Unified earned fees of $15,325 for administrative services provided to the Fund. At February 28, 2010, the Fund owed Unified $2,098 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian. For the six months ended February 28, 2010, the Custodian earned fees of $3,582 for custody services provided to the Fund. At February 28, 2010, the Fund owed the Custodian $510 for custody services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the six months ended February 28, 2010, Unified earned fees of $7,408 from the Fund for transfer agent services and $11,785 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the six months ended February 28, 2010, Unified earned fees of $9,143 from the Fund for fund accounting services.  At February 28, 2010, the Fund owed Unified $1,166 for transfer agent services and $2,748 in reimbursement of out-of-pocket charges. At February 28, 2010, the Fund owed Unified $1,153 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating  0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2010.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the six months ended February 28, 2010. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 6.  INVESTMENTS

For the six months ended February 28, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	Amount
U.S. Government Obligations	$-
Other	6,475,916
Sales
U.S. Government Obligations	$-
Other	3,546,241

Archer Balanced Fund
Notes to the Financial Statements - continued
February 28, 2010
(Unaudited)

NOTE 6.  INVESTMENTS - continued

At February 28, 2010, the net unrealized appreciation (depreciation) of investments (including open positions in written options) for tax purposes, was as follows:

Gross Appreciation	$866,854
Gross (Depreciation)	(118,424)

Net Appreciation (Depreciation)
on Investments	$748,430

At February 28, 2010, the aggregate cost of securities for federal income tax purposes was $12,395,463, and premiums received from options written was $2,680.

NOTE 7.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At February 28, 2010, no shareholder held over 25% of the Fund’s shares.

NOTE 9. DISTRIBUTIONS

On December 23, 2009, the Fund paid an income distribution of $0.2006 per share to shareholders of record on December 22, 2009.

The tax characterization of distributions for the fiscal years ended August 31, 2009 and August 31, 2008 were as follows:

Distributions paid from:	2009	2008
Ordinary Income	$299,096	$244,993
Short-Term Capital Gain	-	140,306
Long-Term Capital Gain	-	102,121
	$299,096	$487,420

At August 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$226,318
Capital loss carryforward	(1,211,239)
Net unrealized appreciation (depreciation)	(1,404,868)
$(2,389,789)

At August 31, 2009, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of post-October losses in the amount of $1,623,220, straddle adjustments, and the timing of income generated from certain underlying investments.

Archer Balanced Fund
Notes to the Financial Statements - continued
February 28, 2010
(Unaudited)

NOTE 10. CAPITAL LOSS CARRYFORWARD

At August 31, 2009, the Fund had available for federal tax purposes unused capital loss carryforwards of $1,211,239, which are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount	Expires August 31,

$68,795	2016
1,142,444	2017

NOTE 11. SUBSEQUENT EVENT

At the November 9, 2009 Board Meeting for the Unified Series Trust (“UST”), the Board of Trustees, including the Independent Trustees, voted unanimously to approve the reorganization of the Archer Balanced Fund into the Archer Series Trust, a newly created stand-alone trust.  The Trustees reviewed a draft Agreement and Plan of Reorganization, as well as a supplemental letter from the Advisor affirming the advisor’s commitment to (i) indemnify the UST and its related parties from claims relating to the reorganization and other causes and (ii) bear the expenses of the reorganization and closing of the Fund as a series of the UST.  The Trustees also concluded that the reorganization of the Archer Balanced Fund into the Archer Series Trust is in the best interests of shareholders of the Fund.  A proxy has been done for the shareholders of the Archer Balanced Fund to approve the reorganization.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 238-7701 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice-President
Chris E. Kashmerick, Treasurer and Chief Financial Officer
Lynn E. Wood, Chief Compliance Officer
William J. Murphy, Assistant Treasurer
Heather A. Bonds, Secretary
Tara Pierson, Assistant Secretary
Stacey Havens, Relationship Manager

INVESTMENT ADVISOR
Archer Investment Corporation, Inc.
9000 Keystone Crossing, Suite 630
Indianapolis, IN  46240

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services,  Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.   NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert.  NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of February 18, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)           Not Applicable – filed with annual report

(a)(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

(a)(3)           Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      Unified Series Trust

By
     /s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date             5/4/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
         /s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date        5/4/10

By
              /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, Treasurer

Date          5/4/10